                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 11, 2000                                          0-21845
Date of Report (Date of earliest event reported)

                     Wilshire Financial Services Group Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                     93-1223879
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                   1776 SW Madison Street, Portland, OR 97205
               (Address of principal executive offices)(Zip Code)

                                 (503) 223-5600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

             WILSHIRE FINANCIAL SERVICES GROUP INC. AND SUBSIDIARIES

ITEM 5.           OTHER EVENT.

         On January 11, 2000, Wilshire Financial Services Group Inc. ("WFSG") announced that Phillip D. Vincent has resigned from his positions as President and Chief Operating Officer of WFSG and Chief Executive Officer of Wilshire Credit Corporation ("WCC"). Stephen P. Glennon, Chief Executive Officer of WFSG, will assume Mr. Vincent's responsibilities at WFSG, and Jay Memmott, President of WCC, will assume Mr. Vincent's responsibilities at WCC.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c)      Exhibits

                           99.1     Press release dated January 11, 2000




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          WILSHIRE FINANCIAL SERVICES GROUP INC.

Date: January 12, 2000

                                      By: /s/ STEPHEN P. GLENNON
                                          ----------------------
                                          STEPHEN P. GLENNON
                                          CHIEF EXECUTIVE OFFICER

                                      By: /s/ GLENN J. OHL
                                          ----------------------
                                          GLENN J. OHL
                                          CHIEF FINANCIAL OFFICER


                                       2